UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): September 1, 2023

BITNILE METAVERSE, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-40701	30-0680177
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 Pearl Parkway Suite 200, San Antonio, TX 78215

(Address of principal executive offices) (Zip Code)

(800) 762-7293

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BNMV	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 25, 2023, the board of directors (the “Board”) of BitNile Metaverse, Inc. (the “Company”) approved a spin-off of the Company’s wholly owned subsidiary Zest Labs, Inc. (“Zest Labs”).

Pursuant to a stock purchase agreement (the “SPA”), the Company has agreed to sell all its outstanding shares of Zest Labs to Zest Labs Holdings, LLC, (“Zest Holdings”) a new entity specifically created for this spin-off (the “Transaction”). The purpose of Zest Holdings is to preserve and monetize ongoing lawsuits involving Zest Labs, as of November 15, 2022, including Zest Labs' lawsuit against Walmart, Inc. (the “Pending Litigation”).

The Transaction is also intended to fulfill the Company's previous commitment to spin-off Zest Labs to those shareholders who held the Company’s common stock as of November 15, 2022 (“Record Date Holders”). After the Pending Litigation is settled or adjudicated, Zest Holdings is required to distribute a minimum of 95% of the net proceeds to the Record Date Holders. Additionally, the Board highlighted that the Transaction would alleviate the Company of roughly $800,000 in liabilities related to the Pending Litigation.

The foregoing summary description of the terms of the SPA may not contain all information that is of interest to the reader. For further information regarding specific terms and conditions of the SPA, the complete text is incorporated herein as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
10.1	Stock Purchase Agreement dated as of August 28, 2023, between Zest Labs, Inc. and Zest Labs Holdings, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BITNILE METAVERSE, INC.

Dated: September 1, 2023	/s/ Henry Nisser
Henry Nisser
President and General Counsel